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                                                                    Exhibit 10.2

                  THE BROWN & SHARPE EMPLOYEE STOCK OWNERSHIP
                         AND PROFIT PARTICIPATION PLAN
                               (1998 RESTATEMENT)

                                FIRST AMENDMENT
                                ---------------

     Pursuant to Section 12.1 of The Brown & Sharpe Employee Stock Ownership and Profit Participation Plan (1998 Restatement) (the "Plan"), the Plan is hereby amended effective as of January 1, 1998:

     1. Section 10.4 is hereby deleted in its entirety and replaced with the following:

     "10.4 Voting of Stock.

          (a) The Trustees shall vote Stock and Class B Stock allocated to the individual accounts of Participants and Beneficiaries in accordance with their directions. The Trustees shall vote allocated shares of Stock and Class B Stock as to which no directions are received as provided in paragraph (b) below.

          (b) The Trustees shall vote unallocated shares of Stock and Class B Stock and allocated shares of Stock and Class B Stock for which no directions are received in the same proportion on any matter as votes actually cast on such matter with respect to shares of Stock and Class B Stock pursuant to paragraph (a) above."

     IN WITNESS WHEREOF, Brown & Sharpe Manufacturing Company has caused this Amendment to be signed by its duly authorized officer this 30th day of April, 1999.

                         Brown & Sharpe Manufacturing Company

                         By:  /s/ Les W. Sgnilek
                              ------------------
                              Les W. Sgnilek
                              Treasurer